UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2009 (January 21, 2009)

STATE AUTO FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 East Broad Street, Columbus, Ohio	43215-3976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 464-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to 2005 Management Agreement

State Auto Financial Corporation (“STFC”) previously disclosed that certain changes had been made or were being made to certain management and operation arrangements among STFC, State Automobile Mutual Insurance Company (“State Auto Mutual”), which owns approximately 64% of the outstanding common shares of STFC, and certain of their subsidiaries and affiliates. These changes were subject to regulatory approval by various state insurance departments. On January 21, 2009, STFC received notice that final regulatory approvals had been received from all applicable state insurance departments with respect to the changes to 2005 Management Agreement, as further described below.

The changes are embodied in the Second Amendment (the “Second Amendment”) to the Management and Operations Agreement, Amended and Restated as of January 1, 2005, as amended (the “2005 Management Agreement”), among STFC, State Auto Mutual, State Auto Property and Casualty Insurance Company (“State Auto P&C”), State Auto National Insurance Company (“National”), Milbank Insurance Company (“Milbank”), State Auto Insurance Company of Ohio (“SA OH”), Meridian Security Insurance Company (“Meridian Security”), Meridian Citizens Mutual Insurance Company (“Meridian Citizens Mutual”), Meridian Insurance Group, Inc. (“MIGI” and, together with Meridian Security and Meridian Citizens Mutual, the “Meridian Insurers”), Farmers Casualty Insurance Company (“Farmers Casualty”), Stateco Financial Services, Inc. (“Stateco”), Strategic Insurance Software, Inc. (“S.I.S.”), 518 Property Management and Leasing, LLC (“518 PML”), State Auto Florida Insurance Company (“SA FL”), Beacon National Insurance Company (“Beacon”), Beacon Lloyds, Inc. (“BLI”), Beacon Lloyds Insurance Company (“Beacon Lloyds” and, together with Beacon and BLI, the “Beacon Insurers”), Patrons Mutual Insurance Company of Connecticut (“Patrons”), Litchfield Mutual Fire Insurance Company (“Litchfield”), and Provision State Insurance Company (“Provision” and, together with Patrons and Litchfield, the “Patrons Insurers”). STFC, State Auto Mutual, National, Milbank, SA OH, the Meridian Insurers, Famers Casualty, Stateco, S.I.S., 518 PML, SA FL, the Beacon Insurers and the Patrons Insurers are collectively referred to as the “Managed Companies.”

The Second Amendment primarily made the following changes to the 2005 Management Agreement:

1.	Effective as of January 1, 2008, the employees of Beacon became employees of State Auto P&C and each of the Beacon Insurers became a “Managed Company” with all rights and duties set forth in the 2005 Management Agreement;

2.	Effective as of January 1, 2009, the employees of Patrons became employees of State Auto P&C, each of the Patrons Insurers became a “Managed Company” with all rights and duties set forth in the 2005 Management Agreement, and the inter-company expense and management agreements previously entered into among the Patrons Insurers, State Auto Mutual and State Auto P&C were terminated; and

3.	Effective as of March 1, 2008, the Board of Directors of State Auto Mutual was authorized to appoint one member of its Nominating and Governance Committee to the Compensation Committee of the Board of Directors of STFC as a non-voting member of such Committee.

The 2005 Management Agreement is a cost sharing arrangement pursuant to which employee costs and certain facility costs of State Auto P&C and the Managed Companies are allocated to, and shared by, the parties to such Agreement. Under the 2005 Management Agreement, executive, managerial, technical, professional, supervisory, and clerical functions for the Managed Companies are performed by employees of State Auto P&C.

The 2005 Management Agreement addresses procedures for potential conflicts of interest. Generally, business opportunities presented to the common officers of the companies, other than business opportunities that meet certain criteria, must be presented to Independent Committees of the Board of Directors of State Auto Mutual and STFC. The Independent Committees review and evaluate the business opportunity using such factors as each considers relevant. Based upon such review and evaluation, the Independent Committees then make recommendations to each respective Board of Directors as to whether or not such business opportunities should be pursued and, if so, by which company. The Board of Directors of State Auto Mutual or its subsidiaries or affiliates and STFC or its subsidiaries must then act on the recommendation of their Independent Committees after considering all other factors deemed relevant to them.

The 2005 Management Agreement has a ten-year term and automatically renews for an additional ten-year term, provided that any party to the 2005 Management Agreement could terminate its own participation at the end of the term then in effect by giving at least two years’ advance written notice of non-renewal to the other parties, with the exception that the Beacon Insurers and the Patrons Insurers may each terminate their participation on 90 days’ notice. Any party could also terminate the 2005 Management Agreement at any time after a change of control or potential change of control (as defined in the 2005 Management Agreement) of STFC, or upon agreement of the parties. The 2005 Management Agreement automatically terminates with respect to a party (and only that party) if such party is subject to insolvency proceedings.

A copy of the Second Amendment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9. Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Second Amendment dated as of December 31, 2008, to the Management and Operations Agreement, Amended and Restated as of January 1, 2005, among State Auto Financial Corporation, State Automobile Mutual Insurance Company, State Auto Property and Casualty Insurance Company, State Auto National Insurance Company, Milbank Insurance Company, State Auto Insurance Company of Ohio, Meridian Security Insurance Company, Meridian Citizens Mutual Insurance Company, Meridian Insurance Group, Inc., Farmers Casualty Insurance Company, Stateco Financial Services, Inc., Strategic Insurance Software, Inc., 518 Property Management and Leasing, LLC, State Auto Florida Insurance Company, Beacon National Insurance Company, Beacon Lloyds, Inc., Beacon Lloyds Insurance Company, Patrons Mutual Insurance Company of Connecticut, Litchfield Mutual Fire Insurance Company, and Provision State Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION

Date: January 27, 2009	By	/s/ Steven E. English
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Second Amendment dated as of December 31, 2008, to the Management and Operations Agreement, Amended and Restated as of January 1, 2005, among State Auto Financial Corporation, State Automobile Mutual Insurance Company, State Auto Property and Casualty Insurance Company, State Auto National Insurance Company, Milbank Insurance Company, State Auto Insurance Company of Ohio, Meridian Security Insurance Company, Meridian Citizens Mutual Insurance Company, Meridian Insurance Group, Inc., Farmers Casualty Insurance Company, Stateco Financial Services, Inc., Strategic Insurance Software, Inc., 518 Property Management and Leasing, LLC, State Auto Florida Insurance Company, Beacon National Insurance Company, Beacon Lloyds, Inc., Beacon Lloyds Insurance Company, Patrons Mutual Insurance Company of Connecticut, Litchfield Mutual Fire Insurance Company, and Provision State Insurance Company.